                                                                   EXHIBIT 10.5




                             SUPPLEMENTAL AGREEMENT


                                       TO

                    SPECTRUM/NUMBER RESOURCES USE AGREEMENT

                           TRADEMARK LICENSE CONTRACT

             INTER-PROVINCIAL LONG DISTANCE TRANSMISSION LINES FEE
                               SHARING AGREEMENT

                                      AND

               INTER-PROVINCIAL INTERCONNECTION AND DOMESTIC AND
                  INTERNATIONAL ROAMING SETTLEMENT AGREEMENT



















                         DATED AS OF SEPTEMBER 19, 2000

                             SUPPLEMENTAL AGREEMENT

         This Agreement is executed by the following Parties on September 19, 2000 in Beijing:

         CHINA MOBILE COMMUNICATIONS CORPORATION, a wholly state-owned corporate entity duly established and existing under the laws of the People's Republic of China, with its legal address at 53 A, Xibianmen Nei Da Jie, Xuanwu District, Beijing, PRC ("Party A");

         CHINA MOBILE (HONG KONG) LIMITED, a limited liability company duly established and existing under the laws of Hong Kong, with its legal address at 60th Floor, The Center, 99 Queen's Road Central, Hong Kong ("Party B"). Party B's operating subsidiaries in mainland China include Guangdong Mobile Communication Company Limited, Zhejiang Mobile Communication Company Limited, Jiangsu Mobile Communication Company Limited, Fujian Mobile Communication Company Limited, Henan Mobile Communication Company Limited and Hainan Mobile Communication Company Limited;

         BEIJING MOBILE COMMUNICATION COMPANY LIMITED, a limited liability company duly established and existing under the laws of PRC, with its legal address at 58 Dong Zhong Jie, Dong Cheng District, Beijing;

         SHANGHAI MOBILE COMMUNICATION COMPANY LIMITED, a limited liability company duly established and existing under the laws of PRC, with its legal address at 668 Beijing Dong Lu, Shanghai;

         TIANJIN MOBILE COMMUNICATION COMPANY LIMITED, a limited liability company duly established and existing under the laws of PRC, with its legal address at 64 Zone M, Tianjin Port Bonded Area, Tianjin;

         SHANDONG MOBILE COMMUNICATION COMPANY LIMITED, a limited liability company duly established and existing under the laws of PRC, with its legal address at 84 Da Wei Er Lu, Shi Zhong District, Jinan, Shandong;

         HEBEI MOBILE COMMUNICATION COMPANY LIMITED, a limited liability company duly established and existing under the laws of PRC, with its legal address at 220 Qing Yuan Jie, Shijiazhuang, Hebei;

         LIAONING MOBILE COMMUNICATION COMPANY LIMITED, a limited liability company duly established and existing under the laws of PRC, with its legal address at 128 Shi Yi Wei Lu, Shehe District, Shenyang, Liaoning; and

         GUANGXI MOBILE COMMUNICATION COMPANY LIMITED, a limited liability company duly established and existing under the laws of PRC, with its legal address at 92 Min Zu Da Dao, Nanning, Guangxi Zhuang Autonomous Region;

         (Beijing Mobile Communication Company Limited, Shanghai Mobile Communication Company Limited, Tianjin Mobile Communication Company Limited, Hebei Mobile Communication Company Limited, Shandong Mobile Communication Company Limited, Liaoning Mobile Communication Company Limited and Guangxi Mobile

Communication Company Limited each a "Target Company", collectively, "Target Companies").


WHEREAS:

1. With the approval of the State Council and the Ministry of Information Industry, Party A intends to sell to Party B, and Party B intends to acquire from Party A, all of Party A's equity interests in the Target Companies.

2. Party B is a company listed on the Stock Exchange of Hong Kong Limited and the New York Stock Exchange, Inc., with about 25% of its issued and outstanding shares being held by overseas investors and Party A is its indirect controlling shareholder.

3. Party A and Party B executed the "Spectrum/Number Resources Use Agreement" and the "Trademark License Contract" on October 8, 1999, and the "Inter-provincial Transmission Lines Fee Sharing Agreement" and the "Inter-provincial Interconnection and Domestic and International Roaming Settlement Agreement" on May 5, 2000, respectively, in which agreements the Parties agreed upon the matters in connection with the use of spectrum and number resources by Party B's six operating companies for their operation of mobile communications services, sharing of inter-provincial transmission lines fee, settlement of inter-provincial interconnection and domestic and international roaming services and trademark licensing.

4. Party B and the Target Companies all wish, and Party A agrees, that from the date on which the Target Companies become Party B's direct or indirect wholly owned subsidiaries, the Target Companies shall also be performing the Spectrum/Number Resources Use Agreement, the Trademark License Agreement, the Inter-provincial Interconnection and Domestic and International Roaming Settlement Agreement and the Inter-provincial Transmission Lines Fee Sharing Agreement, and shall enjoy the rights and assume the obligations thereunder.

         Through friendly negotiations, the Parties reach the following agreements:

1. Each Party hereby agrees that a Target Company, from the date on which it becomes Party B's direct or indirect wholly owned subsidiary ("Effective Date"), will enjoy the same rights and assume the same obligations under the Spectrum/Number Resources Use Agreement, the Inter-provincial Interconnection and Domestic and International Roaming Settlement Agreement and the Inter-provincial Transmission Lines Fee Sharing Agreement as each of Party B's mainland China mobile communications operating subsidiaries.

2. Party B shall be responsible for causing each Target Company to perform all its obligations under each of the Spectrum/Number Resources Use Agreement, the Inter-provincial Interconnection and Domestic and International Roaming Settlement Agreement and the Inter-provincial Transmission Lines Fee Sharing Agreement in accordance with the terms and conditions thereof.

3. Party A hereby agrees that each Target Company may use the trademark(s) licensed by Party A in accordance with the terms and conditions of the "Trademark License

         Contract" executed by Party A and Party B on October 8, 1999 and this Agreement. The Parties agree that by virtue of this paragraph, each of the Target Companies shall have the right to use Party A's trademark(s) in accordance with the terms and conditions of the Trademark License Contract and this Agreement. Party A shall file the trademark license hereunder with the State Administration of Industry and Commerce and the State Trademark Bureau.

4. This Agreement shall come into effect as of the Effective Date. The Target Companies shall begin to perform each of the Spectrum/Number Resources Use Agreement, the Trademark License Contract, the Inter-provincial Interconnection and Domestic and International Roaming Settlement Agreement and the Inter-provincial Transmission Lines Fee Sharing Agreement as of the Effective Date.

5. The execution, validity, performance, interpretation of and resolution of dispute in connection with this Agreement, the Spectrum/Number Resources Use Agreement, the Trademark License Contract, the Inter-provincial Interconnection and Domestic and International Roaming Settlement Agreement and/or the Inter-provincial Transmission Lines Fee Sharing Agreement between Party A and Party B shall be governed by the laws of the People's Republic of China.

         Any dispute arising from or in connection with the validity, interpretation or performance of this Agreement, or of the Spectrum/Number Resources Use Agreement, the Trademark License Contract, the Inter-provincial Interconnection and Domestic and International Roaming Settlement Agreement and/or the Inter-provincial Transmission Lines Fee Sharing Agreement between Party A and Party B shall be settled by the Parties through friendly negotiation. In the event that negotiation produces no solution, a Party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules in Beijing. The award of such arbitration shall be final and binding on each Party. The arbitration fee shall be borne by the losing Party/Parties.

         Except for matters under arbitration, the remaining part of the Agreement shall remain in effect during the time of arbitration.

6. The conditions precedent to the effectiveness of this Agreement are as follows:

         (1) Party B shall have been granted relevant waivers by the Stock Exchange of Hong Kong Limited ("HKSE") on Party B's related party transactions in accordance with the listing rules of HKSE;

         (2) The independent shareholders of Party B who are deemed to be independent in accordance with the HKSE listing rules shall have approved relevant transactions; and

(3) Party B shall have completed the acquisition of the Target Companies.

7. This Agreement shall be executed by the legal or authorized representatives, and affixed with the official seal, of each Party.

8. The Agreement is signed in ten counterparts. Each Party will keep one copy, and the remaining one copy will be kept by China Mobile (Hong
         Kong) Limited for registration or filing purpose as necessary. Each of the signed original copies shall have the same force and effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


---------------------------------------------
CHINA MOBILE COMMUNICATIONS CORPORATION               CHINA MOBILE (HONG KONG) LIMITED

By:  s/Xue Taohai
         Authorized Representative                    By:  s/Wang Xiaochu
                                                               Authorized Representative


---------------------------------------------
BEIJING MOBILE COMMUNICATION COMPANY LIMITED          SHANGHAI MOBILE COMMUNICATION COMPANY LIMITED

By:  s/Zhao Jinxiang                                  By:  s/Chen Suxian
         Authorized Representative                             Authorized Representative


---------------------------------------------
TIANJIN MOBILE COMMUNICATION COMPANY LIMITED          SHANDONG MOBILE COMMUNICATION COMPANY LIMITED

By:  s/Wang Xueli                                     By:  s/Li Huabin
         Authorized Representative                             Authorized Representative


---------------------------------------------
HEBEI MOBILE COMMUNICATION COMPANY LIMITED            LIAONING MOBILE COMMUNICATION COMPANY LIMITED

By:  s/Zhang Liande                                   By:  s/Zhang Xuehong
         Authorized Representative                             Authorized Representative


---------------------------------------------
GUANGXI MOBILE COMMUNICATION COMPANY LIMITED

By:  s/Gan Yuecai
         Authorized Representative
